                                                                    Exhibit 23.4




                       Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 11, 1997 (except as to note 9 which is as of June 23, 1997) in the Registration Statement (Form SB-2) and related Prospectus of Koala Corporation for the registration of 1,800,000 shares of its common stock.



                                   /s/Ernst & Young
                                      Chartered Accountants


Vancouver, Canada
August 14, 1998